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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)     February 12, 1999
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                            Republic Services, Inc.
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               (Exact Name of Registrant as Specified in Charter)




          Delaware                       1-14267                 65-0716904
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(State or other Jurisdiction           (Commission              (IRS Employer
    of Incorporation)                  File Number)          Identification No.)


110 SE 6th Street, 28th Floor, Ft. Lauderdale, FL                   33301
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  (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code (954) 769-6000


                                      N/A
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         (Former Name or Former Address; if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.


         By February 12, 1999, pursuant to the Asset Sale Agreement (the "Asset Sale Agreement") dated September 27, 1998 by and between the Company and Waste Management, Inc., as amended, and the supplemental agreements thereto, the Company has acquired 15 landfills, 11 transfer stations and 136 commercial collection routes across the United States, as well as disposal agreements at various Waste Management facilities. The Company paid Waste Management approximately $433.8 million of cash, including cash obtained pursuant to the Company's credit facility, and certain properties.

         Pursuant to the Asset Sale Agreement, one additional landfill will be sold by Waste Management to the Company for approximately $55 million in cash, pending certain regulatory approvals and consents. The Company intends to use cash on hand, including cash obtained pursuant to the Company's credit facilities, to complete the acquisition of this landfill.

         The foregoing is a summary of certain information contained in the Asset Sale Agreement, as amended, and the supplemental agreements thereto. Reference is made to the more detailed information contained in such agreements and attached hereto as Exhibits 2.1, 2.2 and 2.3.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

              2.1 Asset Sale Agreement dated September 27, 1998 by and between the Company and Waste Management, Inc., as amended.

              2.2 Supplemental Agreement dated November 13, 1998 by and between the Company and Waste Management, Inc.

              2.3 Second Supplemental Agreement dated November 13, 1998 by and between the Company and Waste Management, Inc.














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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 16, 1999                             REPUBLIC SERVICES, INC.



                                              By:  /s/ David A. Barclay
                                                 ------------------------------
                                                 David A. Barclay
                                                 Senior Vice President
                                                 and General Counsel




























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EXHIBIT INDEX


2.1 Asset Sale Agreement dated September 27, 1998 by and between the Company and Waste Management, Inc., as amended.

2.2 Supplemental Agreement dated November 13, 1998 by and between the Company and Waste Management, Inc.

2.3 Second Supplemental Agreement dated November 13, 1998 by and between the Company and Waste Management, Inc.




































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